Nationwide Life Insurance Company: • Nationwide Variable Account-4

Prospectus supplement dated May 4, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual fund assesses (or reserves the right to assess) a short-term trading fee (see “Short-Term Trading Fees” in your prospectus):

Nationwide Variable Insurance Trust – Federated NVIT High Income Bond Fund: Class III

2.	“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual funds do not assess (or reserve the right to assess) a short-term trading fee:

Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II
Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Growth Fund: Class II
Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Value Fund: Class II
Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund: Class II
Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Value Fund: Class II

3.	“Appendix A: Underlying Mutual Funds” is amended to remove the following underlying mutual fund as an available investment option:

Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Growth Fund: Class I

4.	“Appendix A: Underlying Mutual Funds” is amended to reflect that the following underlying mutual funds are designated as Actively Traded Funds:

Rydex Variable Trust – Financial Services Fund
Rydex Variable Trust – Government Long Bond 1.2x Strategy Fund
Rydex Variable Trust – Health Care Fund
Rydex Variable Trust – Internet Fund
Rydex Variable Trust – Inverse Dow 2x Strategy Fund

5.	In the Transfer Requests subsection of the Operation of the Contract section, the list of limited transfer funds has been amended to remove the following underlying mutual fund:

NVIT Money Market Fund: Class II